UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                   May 4, 2004

                            ULTRALIFE BATTERIES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
         (State or other jurisdiction of incorporation or organization)

         0-20852                                         16-1387013
         -------                                         ----------
(Commission File Number)                    (I.R.S. Employer Identification No.)
------------------------                    ------------------------------------

                 2000 Technology Parkway, Newark, New York 14513
                 -----------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (315) 332-7100
                                 --------------
              (Registrant's telephone number, including area code)

Item 5. Other Events and Required FD Disclosure.

The Board of Directors of Ultralife Batteries, Inc. elected Philip M. Meek, Vice President of Manufacturing, as an officer of the company effective May 3, 2004.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ULTRALIFE BATTERIES, INC.

Dated: May 4, 2004                         By: /s/ Peter F. Comerford
                                               ----------------------
                                               Peter F. Comerford
                                               Vice President - Administration &
                                               General Counsel


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